UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2023

URSTADT BIDDLE PROPERTIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-12803
(Commission File Number)

Maryland	04-2458042
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

321 RAILROAD AVENUE
GREENWICH, Connecticut 06830
(Address of principal executive offices, including zip code)

(203) 863-8200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	NYSE
Class A Common Stock, par value $.01 per share	UBA	NYSE
6.25% Series H Cumulative Preferred Stock	UBPPRH	NYSE
5.875% Series K Cumulative Preferred Stock	UBPPRK	NYSE
Common Stock Rights to Purchase Preferred Shares	N/A	NYSE
Class A Common Stock Rights to Purchase Preferred Shares	N/a	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 22, 2023, Urstadt Biddle Properties Inc. (the "Company") amended its Amended and Restated Restricted Stock Plan (the "Plan") to (i) increase the maximum number of shares of restricted stock available for issuance thereunder by 1,000,000 shares which, at the discretion of the Compensation Committee administering the Plan, may be any combination of Class A Common Stock and Common Stock and (ii) eliminate the designation of 350,000 shares each of Common Stock and Class A Common Stock, so all shares issuable under the Plan may be any combination of Class A Common Stock and Common Stock at the discretion of the Compensation Committee.

The forgoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference herein.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of the Company was held on March 22, 2023.  At the meeting, stockholders were asked to vote on the following matters:

1.	For the election of the three director nominees to serve for three years as Class II directors, as follows:

Nominees to serve for three years as Class II directors --
	For	Against	Abstain	Broker Non-Votes
Kevin J. Bannon	8,649,424	1,303,564	12,080	820,218
Richard Grellier	8,794,744	1,159,282	11,042	820,218
Charles D. Urstadt	9,595,325	358,243	11,500	820,218

2.	To ratify the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for fiscal year 2023. The vote with respect to this proposal was:
For	Against	Abstain	Broker Non-Votes
10,753,739	20,607	10,939	0

3.	For the approval, on an advisory basis, of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
9,171,660	750,844	42,565	820,218

4.	To vote, on an advisory basis, on the frequency the Company should hold the advisory vote on executive compensation (every 1, 2 or 3 years). The vote with respect to this proposal was:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,717,742	13,493	8,210,787	23,046	0

The Board of Directors has considered the results of the advisory vote on the frequency of the advisory vote on executive compensation and determined that an advisory vote on executive compensation will be held every three years, with the next such vote to be held at the 2026 Annual Meeting of Stockholders.

5.	To approve an amendment of the Company’s Amended and Restated Restricted Stock Award Plan:

For	Against	Abstain	Broker Non-Votes
8,621,156	1,314,612	29,300	820,218

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report: 10.1 Urstadt Biddle Properties Inc. Amended and Restated Restricted Stock Award Plan (as amended March 22, 2023).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 24, 2023	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer